SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



  Date of report (Date of earliest event reported): May 23, 2007 (May 22, 2007)



                       Energroup Technologies Corporation.
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                 (State or Other Jurisdiction of Incorporation)


                   0-32873                                87-0420774
                   -------                                ----------
            (Commission File Number)           (IRS Employer Identification No.)


                   12890 Hilltop Road
                     Argyle, Texas                            76226
                     -------------                            -----
        (Address of Principal Executive Offices)           (Zip Code)


                                 (972) 233-0300
               (Registrant's Telephone Number, Including Zip Code)

          4685 S. Highland Drive, Suite 202, Salt Lake City, Utah 84117 (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.02 Unregistered Sales of Equity Securities

As reported in Item 5.01 below, on May 22, 2007 Energroup Technologies Corporation (the "Company") completed the sale of an aggregate of 11,200,000 restricted shares (the "Shares") of its common capital stock to Halter Financial Investments, L.P. (the "Purchaser") for a cash purchase price of $350,000 pursuant to the Stock Purchase Agreement entered into between the Company and Purchaser and dated as of May 3, 2007. The Company reported the signing of the Stock Purchase Agreement in its Form 8-K which was filed with the Commission on May 3, 2007 and the Stock Purchase Agreement was included as an exhibit to such report. The Shares represent approximately 83% of the voting control of the Company. The transaction resulted in a change in control of the Company. Other than in respect to this transaction, Purchaser has had no material relationship with the Company or any of the Company's officers, directors or affiliates. Purchaser used its own funds to acquire the Shares.

The Stock Purchase Agreement contains covenants that Purchaser, in its capacity as controlling stockholder of the Company following the closing, will not approve any reverse splits other than a one-time reverse split of not greater than 1-for-7 with no shareholder of record of the Company's common stock on the effective date of such split shall having his, her or its total share ownership reduced below 100 shares unless approved by the former officers of the Company; that it will not permit the Company to authorize the issuance of any additional shares of common stock or securities convertible into shares of common stock except in connection with a business combination transaction with a corporation or other business entity with current business operations (a "Going Public Transaction") and any shares issued to any consultants and finders in contemplation of or in connection with a Going Public Transaction; and that it will not allow the Company to enter into a Going Public Transaction unless the Company, on a combined basis with the operating entity with which it completes a Going Public Transaction, satisfies the financial conditions for listing on the NASDAQ Capital Market immediately following the closing of the Going Public
Transaction. All of such covenants terminate automatically at the time the Company enters into a Going Public Transaction. The Stock Purchase Agreement also grants demand and "piggy back" registration rights to Purchaser and "piggy back" registration rights to certain current holders of the Company's common stock that are deemed to be "restricted securities", and their permitted transferees.

The foregoing summary of selected provisions of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as an exhibit to the Company's Current Report on Form 8-K on May 3, 2007.

The subject shares were sold to Purchaser without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on the exemption from such registration requirements provided by Section 4(2) of the Securities Act for transactions not involving any public offering. The shares were sold without general advertising or solicitation, the Purchaser acknowledged that it was purchasing "restricted securities" which had not been registered under the Securities Act and which were subject to certain restrictions on resale, and the certificates representing the shares contained a restricted stock legend indicating that the shares have not been registered and cannot be resold without registration under the Securities Act or the availability of an exemption from the registration requirements thereof.

On May 3, 2007, acting pursuant to the terms of the Stock Purchase Agreement, the Company's board of directors declared a special cash distribution in an amount equal to $0.1219 per share, or a total of approximately $280,000, to the current stockholders of the Company. The distribution will be payable on May 29, 2007 to stockholders of record on May 17, 2007 who hold a total of 2,297,421 shares of Common Stock. The Purchaser will not participate in the distribution.


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

The Stock Purchase Agreement did not result in any change in the status of the Company as a shell company and the Company will continue its search for business opportunities for acquisition or participation by the Company.

Item 5.01 Changes in Control of Registrant

As reported in response to Items 2.01 and 3.02, on May 22, 2007, the Company completed the sale of an aggregate of 11,200,000 restricted shares of its common stock to the Purchaser pursuant to the Stock Purchase Agreement for a cash purchase price of $350,000, which resulted in a change in control of the Company.

At the closing, Stephen R. Fry, Thomas J. Howells and Barry Richmond resigned as officers of the Company, Mr. Richmond resigned as a director, and Timothy P.
Halter, a principal of the Purchaser, was appointed as President, Secretary, and a director of the Company.


                        Directors and Executive Officers

The  following  table sets forth certain  information  with regard to Timothy P.
Halter, the sole officer and a director of the Company after giving effect to the resignations described above. Stephen R. Fry and Thomas J. Howells will continue to serve as directors of the Company and biographical information with respect to such persons is included in the Company's 2006 annual report on Form
10-K.

Name                      Age          Title
----                      ---          -------------------------------
Timothy P. Halter         40           President, Secretary, Treasurer
                                       and Director

Certain biographical information of Timothy P. Halter is set forth below.

Timothy P. Halter.  Timothy P. Halter,  age 40, has been the  president  and the sole  stockholder  of  Halter  Financial  Group,  Inc.,  a Dallas,  Texas  based consulting firm specializing in the area of mergers,  acquisitions and corporate finance,  since 1995. Mr. Halter currently serves as a director of the following
public  companies:  DXP  Enterprises,   Inc.  (a  Texas  corporation),   Nevstar
Corporation (a Nevada corporation),  Marketing Acquisition Corporation (a Nevada corporation), BTHC VI, Inc. (a Delaware corporation), BTHC VII, Inc. (a Delaware corporation),  BTHC VIII,  Inc.  (a Delaware  corporation),  and BTHC X, Inc. (a
Delaware  corporation).  Mr.  Halter  will  devote  as much  of his  time to the
Company's business affairs as may be necessary to implement its business plan.

         Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of May 22, 2007, the number of shares of the Company's common stock owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Company's voting stock, and by each of the Company's officers and directors, and by all its officers and directors as a group. On such date there were issued and outstanding 13,497,421 shares of the Company's common stock.


Title                                                           Number of               Percent of
of Class                    Name                                Shares Owned(1)        Voting Power

          Principal Stockholders and Continuing Directors

Common    Halter Financial Investments, L.P.(2)                 11,200,000               83.0%
Common    Jenson Services, Inc.((3))                             2,105,500               15.5%



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Common    Stephen R. Fry(4)                                        -0-                    -0-
Common    Thomas J. Howells(4)                                     -0-                    -0-

                  New Directors and Executive Officers

Common   Timothy P. Halter(2)                                   11,200,000               83.0%

                  All Officers and Directors

Common   as a Group (3 person) (2) (4)                          11,200,000               83.0%


---------------------------------

(1) Except as otherwise indicated, the shares are owned of record and beneficially by the persons named in the table.
(2) Halter Financial Investments, L.P. ("HFI") is a Texas limited partnership of which Halter Financial Investments GP, LLC, a Texas limited liability company ("HFI GP"), is the sole general partner, and TPH Capital, L.P., Bellfield Capital Partners, L.P., Colhurst Capital, L.P. and Rivergreen Capital, LLC are its members. The limited partners of HFI are: (i) TPH Capital, L.P., a Texas limited partnership of which TPH Capital GP, LLC, a Texas limited liability company ("TPH GP"), is the general partner and Timothy P. Halter is the sole member of TPH GP; (ii) Bellfield Capital Partners, L.P., a Texas limited partnership of which Bellfield Capital Management, LLC, a Texas limited liability company ("Bellfield LLC"), is the sole general partner and David Brigante is the sole member of Bellfield LLC; (iii) Colhurst Capital LP, a Texas limited partnership of which Colhurst Capital GP, LLC, a Texas limited liability company ("Colhurst LLC"), is the general partner and George L. Diamond is the sole member of Colhurst LLC; and (iv) Rivergreen Capital, LLC, a Texas limited liability company ("Rivergreen LLC"), of which Marat Rosenberg is the sole member. As a result, each of the foregoing persons may be deemed to be a beneficial owner of the shares held of record by HFI. The address for HFI is 12890 Hilltop Road, Argyle, Texas 76226.

(3) Duane S. Jenson is the owner of Jenson Services, Inc. and may be deemed the beneficial owner of the shares referenced above. The address for Jenson Services, Inc. is 4685 S. Highland Drive, #202, Salt Lake City, Utah 84117.

(4) Served as directors of the Company at the time of the change in control and continue to serve in said capacity. Mr. Fry's address is 808 East 1300 South, Salt Lake City, Utah 84105 and Mr. Howells' address is 4685 S. Highland Drive, #202, Salt Lake City, Utah 84117.

Item 5.02 Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangements Of Certain Officers

Reference is made to the disclosure set forth under Item 5.01 of this report with regard to changes in management, which disclosure is incorporated herein by reference.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Energroup Technologies Corporation


Date: May 23, 2007                            By: /s/ Timothy P. Halter
                                                  Timothy P. Halter
                                                  President